Exhibit 32.2
PRINCIPAL FINANCIAL OFFICER CERTIFICATION

In connection with the quarterly report on Form 10-Q of Seadrill Limited (the “Company”) for the period ended June 30, 2025 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Grant Creed, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2025

/s/ Grant Creed
Grant Creed
Chief Financial Officer